UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35317

Delaware	45-3591625
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, including zip code)

800-251-0171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2015, Atlas Resource Partners, L.P. (the “Partnership”) and Atlas Energy Group, LLC, its general partner (the “Company” and collectively with the Partnership, “Atlas”) announced that, on August 28, 2015, Sean P. McGrath informed Atlas that he is resigning from his position as the Chief Financial Officer effective September 18, 2015 (the “Effective Date”). On August 30, 2015, the Board appointed Atlas’ Chief Accounting Officer, Jeffrey M. Slotterback, to the position of Chief Financial Officer, effective as of the Effective Date. Mr. McGrath will be pursuing other business activities outside of the energy industry, and his resignation was not due to any views on Atlas’ financial position nor does it reflect any disagreement with management or Atlas. Mr. McGrath will work with management to effectuate a smooth transition.

Mr. Slotterback, 33, has served as Chief Accounting Officer since March 2012. He served as the Chief Accounting Officer of the general partner of Atlas Energy, L.P. from March 2011 until February 2015. Mr. Slotterback was the Manager of Financial Reporting for Atlas Energy, Inc. from July 2009 until February 2011 and then served as the Manager of Financial Reporting for Atlas Energy GP, LLC from February 2011 until March 2011. Mr. Slotterback served as the Manager of Financial Reporting for both Atlas Energy GP, LLC and Atlas Pipeline Partners GP, LLC from May 2007 until July 2009. Mr. Slotterback was a Senior Auditor at Deloitte and Touche, LLP from 2004 until 2007, where he focused on energy and health care clients. Mr. Slotterback is a Certified Public Accountant.

A copy of Atlas’ press release is attached hereto as Exhibit 99.1.

On August 30, 2015, the Board of Directors of the Company, appointed the following individuals to act and serve as officers with respect to the Partnership, with the titles of such officers in respect of the Partnership set forth opposite their name. Such appointments are effective as of August 30, 2015, with the exception of Jeffrey Slotterback, whose position as Chief Financial Officer of the Partnership is effective as of the Effective Time:

Edward E. Cohen –Executive Chairman of ARP

Jonathan Z. Cohen – Executive Vice Chairman of ARP

Daniel C. Herz – Chief Executive Officer of ARP

Mark D. Schumacher – President of ARP

Jeffrey M. Slotterback – Chief Financial Officer and Chief Accounting Officer of ARP

Edward E. Cohen, 76, has been the Chief Executive Officer of the Company since February 2015 and President from February 2015 to April 2015, and before that was Chairman and Chief Executive Officer since February 2012. Mr. Cohen was the Chairman of the Board of Atlas Energy, L.P.’s general partner from its formation in January 2006 until February 2011, when he became its Chief Executive Officer and President until February 2015. Mr. Cohen served as the Chief Executive Officer of Atlas Energy, L.P.’s general partner from its formation in January 2006 until February 2009. Mr. Cohen served on the executive committee of Atlas Energy, L.P.’s general partner from 2006 until February 2015. Mr. Cohen also was the Chairman of the Board and Chief Executive Officer of Atlas Energy, Inc. (formerly known as Atlas America, Inc.) from its organization in 2000 until the consummation of the Chevron Merger in February 2011 (the “Chevron Merger”), and also served as its President from September 2000 until October 2009. Mr. Cohen was the Executive Chair of the managing board of Atlas Pipeline Partners GP, LLC (“Atlas Pipeline GP”) from its formation in 1999 until February 2015. Mr. Cohen was the Chief Executive Officer of Atlas Pipeline GP from 1999 to January 2009. Mr. Cohen was the Chairman of the

Board and Chief Executive Officer of Atlas Energy Resources, LLC and its manager, Atlas Energy Management, Inc., from their formation in June 2006 until the consummation of the Chevron Merger February 2011. In addition, Mr. Cohen has been Chair of the Board of Directors of Resource America, Inc. (a publicly-traded specialized asset management company) since 1990, and was its Chief Executive Officer from 1988 until 2004, and President from 2000 until 2003; Chair of the Board of Resource Capital Corp. (a publicly-traded real estate investment trust) since its formation in September 2005 until November 2009 and currently serves on its board; and Chair of the Board of Brandywine Construction & Management, Inc. (a property management company) since 1994. Mr. Cohen is the father of Jonathan Z. Cohen.

Jonathan Z. Cohen, 45, has served as the Executive Chairman of the Board of the Company since February 2015, and before that was Vice Chairman since February 2012. Mr. Cohen served as Executive Chairman of the Board of Atlas Energy, L.P.’s general partner from January 2012 until February 2015. Before that, he served as Chairman of the Board of Atlas Energy, L.P.’s general partner from February 2011 until January 2012 and as Vice Chairman of the Board of its general partner from its formation in January 2006 until February 2011. Mr. Cohen served as chairman of the executive committee of Atlas Energy, L.P.’s general partner from 2006 until February 2015. Mr. Cohen was the Vice Chairman of the Board of Atlas Energy, Inc. from its incorporation in September 2000 until the consummation of the Chevron Merger in February 2011. Mr. Cohen was the Executive Vice Chair of the managing board of Atlas Pipeline GP from its formation in 1999 until February 2015. Mr. Cohen was the Vice Chairman of the Board of Atlas Energy Resources, LLC and its manager, Atlas Energy Management, Inc., from their formation in June 2006 until the consummation of the Chevron Merger in February 2011. Mr. Cohen has been a senior officer of Resource America, Inc. (a publicly-traded specialized asset management company) since 1998, serving as the Chief Executive Officer since 2004, President since 2003 and a director since 2002. Mr. Cohen has been Chief Executive Officer, President and a director of Resource Capital Corp. since its formation in 2005. Mr. Cohen is a son of Edward E. Cohen.

Daniel C. Herz, 38, has served as President of the Company since April 2015. Mr. Herz served as Senior Vice President of Corporate Development and Strategy for the Company and its predecessors since 2007, and was Vice President of Corporate Development from 2004 through 2007. Mr. Herz served as Senior Vice President of Corporate Development of Atlas Pipeline Partners from August 2007 until its sale to Targa Resources in February 2015, and Vice President of Corporate Development from December 2004 until August 2007. Mr. Herz also served as Senior Vice President of Corporate Development of Atlas Energy, Inc. and Atlas Energy Resources, LLC from August 2007 until its sale to Chevron Corporation in February 2011, and Vice President of Corporate Development from December 2004 until August 2007.

Mark D. Schumacher, 53, has served as Senior Vice President of the Company since April 2015 and had served as Chief Operating Officer from October 2013 to April 2015. He had served as Executive Vice President of Atlas Energy, L.P. from July 2012 to October 2013. From October 2013 to, he served as Chief Operating Officer of From August 2008 to July 2012, Mr. Schumacher served as President of Titan Operating, LLC, which ARP acquired in July 2012. From November 2006 until August 2008, Mr. Schumacher served as President of Titan Resources, LLC, which built an acreage position in the Barnett Shale that it sold to XTO Energy in October 2008. From February 2005 to November 2006, Mr. Schumacher served as the Team Lead of EnCana Oil & Gas (USA) Inc. where he was responsible for Encana’s Barnett Shale development.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated August 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Energy Group, LLC, its general partner

Dated: August 31, 2015	By:	/s/ Lisa Washington
	Name:	Lisa Washington
	Title:	Vice President, Chief Legal Officer and Secretary